A sensitivity analysis on CDI through a parallel shock keeping all other variables remaining constant, would result in the impacts shown in the following table: (Details) $ in Millions	Jun. 30, 2022 USD ($)
Parallel increase300 basis points [member]
DisclosureRiskManagementLineItems [Line Items]
Sensitivity analysis parallel reduction	$ (29)
Parallel reduction300 basis points [member]
DisclosureRiskManagementLineItems [Line Items]
Sensitivity analysis parallel reduction	$ 48